Long-term Debt, current and non-current	12 Months Ended
Dec. 31, 2012
Long Term Debt, current and non-current [Abstract]
Long-term debt, current and non-current

9.       Long-term debt, current and non-current

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	2012	2011
Royal Bank of Scotland revolving credit facility	$270,000	$290,700
Bremer Landesbank loan facility	29,200	32,800
Deutsche Bank AG loan facility	33,400	35,800
Credit Agricole Corporate and Investment Bank (transfer from Emporiki Bank of Greece S.A.)	14,000	15,000
Export-Import Bank of China and DnB Bank ASA loan facility	69,054	-
Nordea Bank Finland Plc loan facilities	45,224	-
Total debt outstanding	$460,878	$374,300
Less related deferred financing costs	(1,766)	(962)
Total debt, net of deferred financing costs	$459,112	$373,338
Current portion of long term debt	$(45,032)	$(27,700)
Long-term debt, non current portion	$414,080	$345,638

Royal Bank of Scotland (“RBS”) revolving credit facility: On February 18, 2005, the Company entered into a secured revolving credit facility with the Royal Bank for $230,000 which was increased to $300,000 on May 24, 2006 with an amended agreement. The Company is permitted to borrow amounts up to the facility limit, but not exceed 75% of the aggregate market value of the mortgaged vessels. The interest rate on amounts drawn is at LIBOR plus a margin ranging from 0.75% to 0.85%. The loan bears commitment fees on the undrawn part of the facility, if any, of 0.25% per annum. The weighted average interest rate of the revolving credit facility as at December 31, 2012 and 2011 was 1.1% and 1.1%, respectively.

The amended facility was available in full until May 24, 2012. Since that date the available amount is reducing in semiannual amounts of $15,000 with a final reduction of $165,000 together with the last semi-annual reduction on May 24, 2016.

The credit facility is secured by a first priority or preferred ship mortgage on 16 vessels of the Company's fleet (Note 18), assignment of all freights, earnings, insurances and requisition compensation. The lenders may also require additional security in the event the Company breaches certain covenants under the credit facility, including a shortfall in the hull cover ratio, as described below.

The credit facility contains covenants including restrictions as to changes in management and ownership of the vessels, additional indebtedness, as well as minimum requirements regarding hull cover ratio, minimum liquidity of $400 per each vessel in the fleet mortgaged under or financed through the credit facility and other financial covenants. As at December 31, 2012 and 2011, the minimum liquidity requirement amounted to $6,800 and $6,000, respectively. Furthermore, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants of the facility.

Bremer Landesbank (“Bremer”) loan facility: On October 22, 2009, Gala entered into a loan agreement with Bremer to partly finance, or, as the case may be, refinance, the contract price of the vessel “Houston” for an amount of $40,000. The loan is repayable in 40 quarterly installments of $900 plus one balloon installment of $4,000 to be paid together with the last installment on November 12, 2019. The loan bears interest at LIBOR plus a margin of 2.15%. The weighted average interest rate of the loan facility as at December 31, 2012 and 2011 was 2.6% and 2.5%, respectively.

The loan is secured by a first preferred ship mortgage on the vessel “Houston”, a first priority assignment of all earnings, insurances, and requisition compensation and a corporate guarantee. The lenders may also require additional security in the future in the event the Company breaches certain covenants under the loan agreement and includes restrictions as to changes in management and ownership of the vessel, additional indebtedness, substitute charters in the case the vessel's current charter is prematurely terminated, as well as minimum requirements regarding hull cover ratio. Furthermore, the Company is not permitted to pay any dividends from the earnings of the vessel following the occurrence of an event of default. Also, Gala is required for the duration of the loan to maintain in its current account with the Bank sufficient funds to meet the next repayment installment and interest due at monthly intervals, any other outstanding indebtedness that becomes due with the bank and sufficient funds to cover the anticipated cost of the next special survey. As at December 31, 2012 and 2011, such funds amounted to $721 and $744, respectively.

Deutsche Bank AG (“Deutsche”) loan facility: On October 8, 2009, Bikini entered into a loan agreement with Deutsche to partly finance, or, as the case may be, refinance, the contract price of the vessel “New York” (Hull H1107), for an amount of $40,000, but not exceeding 80% of the fair value of the vessel. The loan is repayable in 19 quarterly installments of $600 and a final installment of $28,600 on March 10, 2015. The loan bears interest at LIBOR plus a margin of 2.40% per annum. The weighted average interest rate of the loan facility as at December 31, 2012 and 2011 was 2.9% and 2.7%, respectively.

The loan is secured by a first preferred ship mortgage on the vessel “New York”, a first priority assignment of all earnings, insurances, and requisition compensation and a corporate guarantee. The lenders may also require additional security in the future in the event the Company breaches certain covenants including restrictions as to changes in management and ownership of the vessel, additional indebtedness, as well as minimum requirements regarding hull cover ratio, minimum liquidity of $400 for the borrower, average cash balance of $10,000 for the guarantor, and financial covenants. Furthermore, the Company is not permitted to pay any dividends which would result in a breach of financial covenants or if an event of default has occurred and is continuing. As at December 31, 2012, the Company was not in compliance with the hull cover ratio requirement of the loan facility. In this respect and in connection with the term sheet signed on March 19, 2013 for the partial refinancing of the vessels Myrto and Maia (Note 18), the Company accepted to cross collateralize the vessels New York, Myrto and Maia against the Deutsche loan facilities and thereby to remedy any event of noncompliance by combining the security cover of the two Deutsche facilities.

Export-Import Bank of China and DnB Bank ASA (“Cex-Im and DnB”): On October 2, 2010, Lae and Namu entered into a loan agreement with the Export – Import Bank of China and DnB Bank ASA (formerly known as DnB NOR Bank ASA) to finance part of the construction cost of the “Los Angeles” and the “Philadelphia” for an amount of up to $82,600. On February 15, and May 18, 2012, Lae and Namu drew down an aggregate of $72,100 of the loan, which represents 70% of the vessels' market value on delivery.

The Lae advance is repayable in 40 quarterly installments of $628 and a balloon of $12,330 payable together with the last installment on February 15, 2022 and the Namu advance is repayable in 40 quarterly installments of $581 and a balloon of $11,410 payable together with the last installment on May 18, 2022. Each Bank has the right to demand repayment of the outstanding balance of any advance 72 months after the respective advance drawdown. Such demand shall be subject to written notification to be made no earlier than 54 months and not later than 60 months after the respective drawdown date for that advance. The loan bears interest at LIBOR plus a margin of 2.50% per annum and an agency fee of $10 is paid annually until its full repayment. The weighted average interest rate of the loan facility as at December 31, 2012 was 2.9%.

The loan is secured by a first preferred ship mortgage on the vessels, general assignments, charter assignments, operating account assignments, hull cover ratio, a corporate guarantee from DSI and manager's undertakings. The loan requires minimum liquidity of $400 for each borrower, an average cash balance of $10,000 for the guarantor and financial covenants. The Company is not permitted to pay any dividends that would result in an event of default or if an event of default has occurred and is continuing.

Emporiki Bank of Greece S.A. (“Emporiki”) replaced by Credit Agricole Corporate and Investment Bank (“Credit Agricole”): On September 13, 2011, Bikar entered into a loan agreement with Emporiki for a loan of up to $15,000 to refinance part of the acquisition cost of m/v “Arethusa”. On December 13, 2012, Bikar, the Company, DSS and Credit Agricole, entered into a supplemental loan agreement to set out amendments of the loan agreement to which the parties entered into in a supplemental agreement on December 11, 2012, to provide applicability of the English law and exclusive jurisdiction of English courts and to a deed of novation to transfer the outstanding loan balance, the ISDA master swap agreement and the existing security documents from Emporiki to Credit Agricole.

The loan is repayable in 20 equal semiannual installments of $500 each and a balloon payment of $5,000 to be paid together with the last installment on September 15, 2021. The loan bears interest at LIBOR plus a margin of 2.5% per annum, or 1% for such loan amount that is equivalently secured by cash pledge in favor of the bank. The weighted average interest rate of the loan facility as at December 31, 2012 and 2011 was 1.2% and 1.3%, respectively.

The loan, which is secured by an equivalent amount of cash collateral, is also secured with a first priority mortgage on the vessel “Arethusa”, charter assignment on long term charters, first priority general assignment of all earnings, insurances and requisition compensation on the vessel, a corporate guarantee from DSI, manager's undertaking and a first priority pledge on the earnings account and the cash collateral account. The lender may also require additional security, if at any time the market value of the vessel and the cash standing in a pledged account with the bank becomes less than the required hull cover ratio. The loan also has other non-financial and financial covenants, minimum cash of $10,000 to be held by DSI and $500 to be held by Bikar and/or the guarantor. The Company is not permitted to pay any dividends, that would result in an event of default or if an event of default has occurred and is continuing.

Nordea Bank Finland Plc.(“Nordea”): On February 7, 2012, Jemo (the “Borrower”) entered into an agreement with Nordea Bank Finland Plc, London Branch, for a secured term loan facility in the principal amount of $16,125, drawn down in February 2012, to partly finance the acquisition cost of “Leto”. The loan has a term of five years and is repayable in 20 consecutive equal quarterly installments of $252 and a balloon payment of $11,085 payable together with the final quarterly installment on February 7, 2017. On June 21, 2012, the agreement between Jemo and Nordea Bank Finland Plc, was restated and amended by a supplemental agreement in order to include Mandaringina as a new borrower and increase the loan amount to up to $26,450 for the purpose of financing part of the acquisition cost of Melia. The additional advance for Mandaringina of $10,325, drawn down in June 2012, is repayable in 20 consecutive equal quarterly installments of $235 and a balloon of $5,625 payable together with the last installment on May 7, 2017. The loan bears interest at LIBOR plus a margin of 2.5% and the weighted average interest rate as at December 31, 2012 was 2.7%.

On December 20, 2012, Palau and Guam entered into a new loan agreement with Nordea for an amount of $20,000, drawn down on December 21, 2012, to finance part of the acquisition cost of the vessels “Amphitrite” and “Polymnia”. The loan is repayable in 20 consecutive quarterly installments of $312 and a balloon installment of $13,760 payable together with the last installment on December 21, 2017. The loan bears interest at LIBOR plus a margin of 2.9% and the weighted average interest rate of the loan facilities as at December 31, 2012 was 3.1%.

Both loans are secured with a corporate guarantee from DSI, a first priority or first preferred mortgage on the vessels, first priority assignment of earnings, first priority pledge of the earnings accounts, first priority assignment of the time charters and any subsequent long term charter contracts, first priority assignment of insurances, first priority pledge over the shares of the borrowers and manager's letter of subordination of rights and minimum hull value. The loans also have financial covenants and require minimum liquidity of $500 per vessel owned by the guarantor. Finally, The Company is not permitted to pay any dividends, that would result in an event of default or if an event of default has occurred and is continuing.

Total interest incurred on long-term debt for 2012, 2011 and 2010 amounted to $7,342, $5,129, and $4,982, respectively. Of the above amounts, $321, $635, and $340, respectively, were capitalized and included in Vessels and in Advances for vessels under construction and acquisitions and other vessel costs in the accompanying consolidated balance sheets. Interest expense on long-term debt, net of interest capitalized, is included in Interest and finance costs in the accompanying consolidated statements of income. The Company pays commitment fees on the undrawn portion of the facilities, which for 2012, 2011, and 2010 amounted to $122, $468, and $361, respectively of which $103, $422, and $110, respectively, are included in Vessels and in Advances for vessels under construction and acquisition and other vessel costs.

The maturities of the Company's debt facilities described above, as at December 31, 2012, and throughout their term are as follows:

Period			Principal Repayment
January 1, 2013	to	December 31, 2013	$45,032
January 1, 2014	to	December 31, 2014	45,033
January 1, 2015	to	December 31, 2015	71,232
January 1, 2016	to	December 31, 2016	192,632
January 1, 2017	to	December 31, 2017	41,874
January 1, 2018	and thereafter		65,075
		Total	$460,878